Exhibit 99.2

First Quarter 2021 Earnings Report

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of COVID-19 on our business and financial operations, loan originations and production expenses, future loan delinquencies and forbearances, projected servicing advances requirements and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to:
our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; failure to modify, resell or refinance early buyout loans; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company's businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; our substantial amount of indebtedness; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; maintaining sufficient capital and liquidity to support business growth including compliance with financial covenants;; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

PennyMac® Financial Services, Inc.

2

First Quarter Highlights 3 ▪ Net income was $376.9 million; diluted earnings per share (EPS) were $5.15 – Earnings reflect continued strong production and core servicing results partially offset by the performance of our hedged mortgage servicing rights – Repurchased approximately 4.7 million shares of PFSI’s common stock for an approximate cost of $288.4 million; repurchased an additional 270,000 shares in April for an approximate cost of $15.8 million – Issued $650 million of 8 - year senior unsecured notes – Book value per share increased 8 % to $51.78 from $47.80 at December 31, 2020 – PFSI’s Board of Directors declared a first quarter cash dividend of $0.20 per share, payable on May 27, 2021, to common stockholders of record as of May 17, 2021 ▪ Production segment pretax income of $362.9 million, down 37% from 4Q20 and up 51% from 1Q20 – Direct lending locks were a record $19.1 billion in unpaid principal balance (UPB), up 3% from 4Q20 and 92% from 1Q20 o $ 13.4 billion in UPB of locks in the consumer direct channel; $5.7 billion in UPB of locks in the broker direct channel – Government correspondent lock volume totaled $17.1 billion in UPB, down 14% from 4Q20 and up 15% from 1Q20 – Total loan acquisitions and originations were $67.0 billion in UPB, down 4% from 4 Q20 and up 89% from 1Q20 – Correspondent acquisitions of conventional loans fulfilled for PennyMac Mortgage Investment Trust (NYSE: PMT) were $33.8 billion in UPB, down 11% from 4Q20 and up 109% from 1Q20

4 ▪ Servicing segment pretax income was $141.7 million, up from $42.0 million in 4 Q20 and down from $170.8 million in 1Q20 – Pretax income excluding valuation - related items was $258.4 million (1) , up 10% from 4 Q20 and up 511% from 1Q20, driven by continued loss mitigation activities related to COVID - 19 – $306.1 million in net MSR fair value gains driven by higher mortgage rates partially offset by valuation impacts primarily attributable to significant prepayment activity and early buyouts o $443.2 million in hedging and other fair value declines which included elevated hedge costs driven by increased market volatility – see slide 14 o Net impact on pretax income was $(137.1) million and on EPS was $(1.38) – Servicing portfolio grew to $448.8 billion in UPB, up 5% from December 31, 2020 and 17% from March 31, 2020, driven by strong production volumes which offset elevated prepayment activity ▪ Investment Management segment pretax income was $1.4 million, down from $2.6 million in 4 Q20 and $3.8 million in 1 Q20 – Net assets under management (AUM) were $2.4 billion, up 3% from December 31, 2020, and 29% from March 31, 2020 First Quarter Highlights (continued) (1) Excludes $306.1 million in MSR fair value gains, $443.2 million in hedging and related losses and a $20.4 million reversal re la ted to provisions for credit losses on active loans. See slide 13 for additional details.

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Average 30-year fixed rate mortgage Primary / Secondary Spread 5 Origination Market Remains Historically Strong U.S. Mortgage Origination Market (1) (UPB in trillions) Mortgage Rates Remain Historically Low (2) (3) • Economic forecasts for 2021 total originations range from $3.3 trillion to $4.0 trillion, a large origination market by historical standards despit e the recent increases in interest rates ‒ Purchase originations in each of 2021 and 2022 are expected to total $1.7 trillion, almost 40% higher than 2019 levels • Economic forecasts for 2022 total originations average $2.6 trillion, supported by a strong purchase market forecasted to total $1.7 trillion (1) Actual originations: Inside Mortgage Finance. Total originations forecast: Average of Mortgage Bankers Association (4/22/21), Fannie Mae (4/12/21), and Freddie Mac (4/14/21) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 2.98% as of 4/29/21 (3) Bloomberg: Difference between Freddie Mac US Mortgage Market Survey 30 Year Homeowner Commitment Rate (NMCMFUS) Index and the 30 - Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index $1.3 $1.5 $1.7 $1.7 $1.1 $2.5 $1.9 $0.8 $2.3 $4.0 $3.6 $2.6 2019 2020 2021E 2022E Purchase Refinance

$1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.0 $3.6 2013 2014 2015 2016 2017 2018 2019 2020 2021E U.S. Origination Market (in trillions) 11% 19% 20% 22% 26% 13% 22% 61% 43% 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 PFSI's Annualized Return on Average Common Stockholders’ Equity … 6 (1) Represents partial year. Initial Public Offering was May 8, 2013. (2) Bloomberg (3) Inside Mortgage Finance for historical estimates. 1Q21 purchase estimate: Average of Mortgage Bankers Association (4/22/21), Fannie Mae (4/12/21), and Freddie Mac (4/14/21) forecasts. (4) Compounded annual growth rate Profitability and Value Creation Across Various Market Environments PFSI’s proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages Average: 26% (1) (2) (3) (3) For the remainder of 2021, we project PFSI to achieve a return on equity closer to our pre - COVID historical returns 1Q21 0.0% 1.0% 2.0% 3.0% 4.0% 10-Year Treasury Yield 48% 75% 64% 61% 73% 80% 63% 40% 33% 40% 58% 53% 49% 63% 71% 54% 36% 30% 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 PFSI Purchase Mix Industry Purchase Mix

Direct Lending and Servicing Are Driving PFSI's Profitability

Production Pretax Income



($ in millions)
Estimated Contribution from Direct Lending (CDL & BDL)
$240
$573
$363
1Q20
4Q20
1Q21

Servicing Pretax Income



($ in millions)
$258
$234
$171
$142
$42
$42
1Q20
4Q20
1Q21
Pretax Income
Pretax Income Excluding Valuation Related Changes (1)

- Our direct lending channels (consumer and broker direct) remain significant contributors to PFSI's sustained profitability despite margins that have declined from record levels
- Servicing income reflects growing portfolio, economies of scale and loss mitigation activities

(1) Valuation-related changes include MSR fair value changes before recognition of realization of cash flows, related hedging and other gains (losses), and provision for credit losses on active loans considered in the assessment of MSR fair value changes – see slide 13.

PennyMac Financial Services, Inc.

7

Correspondent Production (1) Consumer Direct Production (1) Broker Direct Production (1) Loan Servicing (1) 8 N/A Established leadership positions in correspondent production and servicing, with substantial growth potential in consumer and broker direct production Sustained Market Share Growth Across PFSI’s Businesses (1) Historical market share estimates based on Inside Mortgage Finance. Inside Mortgage Finance estimates average $1.305 trillion in total origination volume for 1Q21. For the same period, we estimate the correspondent channel represented 24% of the overall origination market; we estimate that retail represented 63% of the overall origination market; and we estimate that broker represented 14% of the overall origination market. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $448.8 billion divided by an estimated $11.7 trillion in mortgage debt outstanding as of December 31, 2020. 10.5% 11.9% 15.5% 17.7% 16.6% 2017 2018 2019 2020 1Q21 2.3% 2.7% 3.3% 3.7% 3.8% 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 0.5% 0.5% 0.7% 1.0% 1.3% 2017 2018 2019 2020 1Q21 0.3% 0.9% 2.2% 2.9% 2017 2018 2019 2020 1Q21

Production Segment Highlights – Volume by Channel

Correspondent

(UPB in billions)



$34.0
$29.8
$59.2
$56.9
$51.2
$51.1
$16.2
$13.6
$38.0
$18.9
$33.8
$17.4
1Q20
4Q20
1Q21
Government loans (1)
Conventional loans for PMT (2)
Total locks (3)

Consumer Direct

(UPB in billions)



$7.2
$4.0
$1.7
$2.3
$12.8
$8.0
$3.7
$4.3
$13.4
$10.7
$4.6
$6.1
1Q20
4Q20
1Q21
Government loans
Conventional loans
Total locks

Broker Direct

(UPB in billions)



$2.8
$1.6
$1.2
$0.4
$5.7
$4.5
$3.5
$1.0
$5.7
$5.1
$4.0
$1.1
1Q20
4Q20
1Q21
Government loans
Conventional loans
Total locks

April 2021	
Locks: *(UPB in billions)*	$15.6
Acquisitions: *(UPB in billions)*	$18.5

April 2021	
Locks: *(UPB in billions)*	$4.7
Originations: *(UPB in billions)*	$3.5
Committed pipeline: *(UPB in billions)*	$7.0

April 2021	
Locks: *(UPB in billions)*	$1.5
Originations: *(UPB in billions)*	$1.5
Committed pipeline: *(UPB in billions)*	$2.0

PennyMac Financial Services, Inc.

(1) For government-insured loans, PFSI earns income from holding and selling or securitizing the loans (2) For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans (3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding (4) Commitments to originate mortgage loans at specified terms at period end

9

Production Segment Highlights – Business Trends by Channel

Correspondent

- PennyMac maintained its leadership position as the largest correspondent aggregator in the U.S.
- Low cost structure and operational excellence
- Government correspondent margins continued to trend to more normalized levels
- Role of correspondent aggregators will be increasingly important
  - $1.5 billion annual limit per client on GSE cash window deliveries expected to drive more volume to aggregators

Consumer Direct

- Continued to originate record volumes
  - New Customer Acquisition interest rate lock commitments in 1Q21 totaled $1.5 billion, up from $1.3 billion in 4Q20 and $267 million in 1Q20
  - Purchase lock volume was a record $514 million, up from $503 million in 4Q20 and $353 million in 1Q20
  - Growth in sales and fulfillment capacity
  - Advanced modeling and analytics
- Margins decreased in 1Q21 due to higher mortgage rates and increased industry competitiveness

Broker Direct

- Continued growth Q/Q in funding volumes as a result of the increase in approved brokers and our larger presence in the channel
  - Approved brokers totaled 1,850 at March 31, 2021, up 18% from December 31, 2020
  - Approximately 12,000 brokers and non-delegated sellers active in the market
- Margins decreased more sharply than other channels, reflecting high levels of competition

Record origination volumes in the direct-lending channels enabled by PennyMac's low-cost and efficient fulfillment process

PennyMac® Financial Services, Inc.

10

11 Drivers of Production Segment Profitability 1Q21 (1) Expected revenue net of direct origination costs at time of lock (2) Reflects hedging, pricing and execution changes, timing of revenue recognition, and other items (3) Costs are fully allocated Production expenses net of Loan origination expense ▪ Direct lending channels (consumer and broker direct) have outsized impact on Production earnings – represented 22 % of fallout adjusted lock volume in 1Q21, but almost 80 % of segment pretax income ▪ Production revenue margins across all channels declined as mortgage rates increased – revenue per fallout adjusted lock for PFSI’s own account was 176 basis points in 1Q21, down from 217 basis points in 4Q20 ▪ Costs (3) vary by channel – range from approximately 15 basis points in correspondent to 150 basis points in consumer direct; as the mix shift towards direct lending continues, production expenses as a percentage of fallout adjusted locks are expected to trend higher 4Q20 1Q20 Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination Expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Government Correspondent 14,276$ 76 108.5$ 29% 18,180$ 51 93.5$ 12% 16,054$ 41 65.2$ 11% Consumer Direct 4,940 464 229.2 61% 8,984 533 478.8 63% 9,344 477 445.3 76% Broker Direct 2,135 162 34.6 9% 4,351 205 89.0 12% 4,375 145 63.6 11% Other (2) n/a n/a (37.7) -10% n/a n/a 22.0 3% n/a n/a (49.4) -8% Total PFSI account revenues (net of Loan origination expense) 21,351$ 157 334.6$ 89% 31,515$ 217 683.3$ 90% 29,773$ 176 524.7$ 90% PMT Conventional Correspondent 18,345 23 41.9 11% 36,610 20 72.6 10% 31,471 19 60.8 10% Total Production revenues (net of Loan origination expense) 95 376.6$ 100% 111 755.9$ 100% 96 585.5$ 100% Production expenses (less Loan origination expense) 34 136.4$ 36% 27 183.2$ 24% 36 222.6$ 38% Production segment pretax income 60 240.1$ 64% 84 572.6$ 76% 59 362.9$ 62% 61,244$ 68,126$ 39,696$

Servicing Segment Highlights

- Servicing portfolio totaled $448.8 billion in UPB at March 31, 2021, up 5% Q/Q and 17% Y/Y
- Strong production volumes led to portfolio growth despite elevated prepayment activity
- Decrease in delinquency rates as borrowers continue to emerge from forbearance plans with the successful implementation of loss mitigation activities
- Decrease in modifications and EBO loan volume as delinquency rates continue to decline

Selected Operational Metrics

	4Q20	1Q21
Loans serviced (in thousands)	1,938	1,998
60+ day delinquency rate - owned portfolio[(1)]	10.2%	8.6%
60+ day delinquency rate - sub-serviced portfolio[(2)]	2.7%	2.1%
Actual CPR - owned portfolio[(1)]	32.5%	32.6%
Actual CPR - sub-serviced[(2)]	38.9%	35.1%
UPB of completed modifications ($ in millions)[(3)]	$6,291	$5,464
EBO loan volume ($ in millions)[(4)]	$5,014	$4,159

Loan Servicing Portfolio Composition

(UPB in billions)



$384.2
$426.8
$448.8
3/31/2020
12/31/2020
3/31/2021
Prime owned
Prime subserviced and other

Net Portfolio Growth

(UPB in billions)



$426.8
($45.0)
$67.0
$448.8
At 12/31/20
Runoff (5)
Additions from loan production (6)
At 3/31/21

[(1)] Owned portfolio in predominantly government-insured and guaranteed loans under the FHA (51%), VA (29%), and USDA (12%) programs. Delinquency data based on loan count (i.e., not UPB). CPR = Conditional Prepayment Rate. [(2)] Represents PMT's MSRs. Excludes distressed loan investments [(3)] UPB of completed modifications includes loss mitigation efforts associated with partial claims programs [(4)] Early buyouts of delinquent loans from Ginnie Mae pools during the period [(5)] Also includes loans servicing released in connection with any asset sales by PMT [(6)] Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

PennyMac Financial Services, Inc.

12

Servicing Profitability Excluding Valuation-Related Changes

	1Q20		4Q20		1Q21	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Operating revenue	$ 266.5	28.3	$ 272.2	26.3	$ 266.7	24.4
Realization of MSR cash flows	(114.9)	(12.2)	(89.6)	(8.7)	(82.7)	(7.6)
EBO loan-related revenue[2]	47.8	5.1	233.3	22.5	283.7	25.9
Servicing expenses:						
Operating expenses	(84.1)	(8.9)	(91.1)	(8.8)	(109.5)	(10.0)
Payoff-related expense[3]	(20.8)	(2.2)	(39.5)	(3.8)	(43.7)	(4.0)
Credit losses and provisions for defaulted loans	(10.0)	(1.1)	(12.6)	(1.2)	(9.4)	(0.9)
EBO loan transaction-related expense	(18.6)	(2.0)	(5.9)	(0.6)	(8.0)	(0.7)
Financing expenses:						
Interest on ESS	(2.0)	(0.2)	(2.0)	(0.2)	(1.3)	(0.1)
Interest to third parties	(21.6)	(2.3)	(30.6)	(3.0)	(37.4)	(3.4)
Pretax income excluding valuation-related changes	**$ 42.3**	**4.5**	**$ 234.3**	**22.6**	**$ 258.4**	**23.6**
Valuation-related changes[4]						
MSR fair value[5]	(920.3)		(44.2)		306.1	
ESS liability fair value	14.5		6.7		(1.0)	
Hedging derivatives gains (losses)	1,036.6		(109.1)		(442.2)	
Provision for credit losses on active loans[6]	(2.3)		(45.6)		20.4	
Servicing segment pretax income	**$ 170.8**		**$ 42.0**		**$ 141.7**	
Average servicing portfolio UPB	**$ 377,295**		**$ 414,351**		**$ 437,826**	

- EBO loan-related revenue increased $50 million as a result of loss mitigation activity on loans emerging from forbearance while related expenses remained modest
- Operating revenue decreased $5.6 million Q/Q driven by lower net servicing fees as a result of a seasonal payment trends and lower earnings rates on custodial deposits
- Operating expenses increased $18.4 million Q/Q driven primarily by seasonal accruals of compensation related expenses and greater allocation of corporate expenses
- Payoff-related expense from prepayments remains elevated and increased $4.2 million Q/Q
- Valuation-related changes include $20.4 million of reversals related to provisions for credit losses on active loans

PennyMac Financial Services, Inc.

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(5) Includes fair value changes and provision for impairment
(6) Considered in the assessment of MSR fair value changes

13

Hedging Approach Continues to Moderate the Volatility of PFSI's Results



MSR Valuation Changes and Offsets
($ in millions)
MSR fair value change before recognition of realization of cash flows
Hedging and related gains (declines)
Production pretax income
$1,051.1
$240.1
($920.3)
$572.6
($44.2)
($102.5)
$306.1
$362.9
($443.2)
1Q20
4Q20
1Q21

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 1Q21, MSR fair value increased $306 million
  - $461 million in fair value gains as a result of lower expectations for prepayment activity in the future driven by higher mortgage rates
  - Offset by $155 million in other valuation declines, primarily driven by significant levels of prepayment activity and early buyouts
- Hedging and related losses totaled $443 million
  - Includes hedge costs of $52 million, which were elevated as a result of market volatility that also impacted hedge effectiveness
- Demonstrates successful hedging of mortgage servicing rights in volatile markets over time

PennyMac Financial Services, Inc.

14

Trends in Delinquencies, Forbearance and Loss Mitigation

30+ Day Delinquency Rate and Forbearance Trend[1]



15.1%
14.1%
12.6%
10.2%
7.2%
12.4%
1.9%
10.1%
1.1%
7.8%
0.5%
6.3%
0.4%
6.4%
4.7%
1.7%
10.6%
9.0%
7.3%
5.9%
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Delinquent in Forbearance
Current in Forbearance
30+ Day Delinquency Rate

Forbearance Outcomes[2]



7.8%
0.9%
1.0%
0.2%
0.1%
5.5%
0.8%
6.3%
12/31/20
Re-performing
Active Loss Mitigation
Paid-in-full
30+ DQ not in forbearance
Extended
New forbearances
3/31/21
Beginning Period Forbearance
Ending Period Forbearance

- In PFSI's predominately government MSR portfolio, approximately 243,000 borrowers have been enrolled in a forbearance plan related to COVID-19
  - Through March 31, approximately 132,000 borrowers have exited or are in the process of exiting their forbearance plan
- Servicing advances outstanding decreased to approximately $437 million at March 31, 2021 from $454 million at December 31, 2020 consistent with seasonal trends in the first quarter
  - Advances are expected to increase over the next 6 to 12 months
  - No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations
- Of the 0.9% reduction in forbearance related to re-performance
  - 0.4% were forbearances that remained current or went delinquent and subsequently became current
  - 0.5% were FHA Partial Claims or completed modifications
- Elevated EBO activity is expected to continue in 2021

PennyMac Financial Services, Inc.

Note: Figures may not sum due to rounding
[1] Owned MSR portfolio. Delinquency and forbearance data based on loan count (i.e. not UPB). As of 3/31/21, 30+ day delinquency units amounted to 130,590, forbearance units amounted to 80,886, total portfolio units were 1,280,480, and portfolio UPB was $261 billion.
[2] Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance.

15

Investment Management Revenues (1) 16 Investment Management Segment Highlights Investment Management AUM ($ in billions ) ▪ Net AUM as of March 31, 2021 were $2.4 billion, up 3% from December 31, 2020, and 29% from March 31, 2020 – Investment management revenues were $9.6 million, down 1 % from the prior quarter ($ in millions ) $9.9 $1.82 $2.30 $2.36 3/31/2020 12/31/2020 3/31/2021 $9.9 $9.7 $9.6 1Q20 4Q20 1Q21 Base management fees & other revenue

Appendix

▪ Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems ▪ Operating platform has been developed organically and is highly scalable ▪ Commitment to strong corporate governance, compliance and risk management since inception ▪ PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management ▪ Servicing for owned MSRs and subservicing for PMT ▪ Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae ▪ Industry - leading capabilities in special servicing ▪ Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity ▪ External manager of PMT, which invests in mortgage - related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non - Agency MBS and asset - backed securities ▪ Synergistic partnership with PMT ▪ Correspondent aggregation of newly originated loans from third - party sellers – PFSI earns gains on delegated government - insured and non - delegated loans – Fulfillment fees for PMT’s delegated conventional loans ▪ Consumer direct origination of conventional and government - insured loans ▪ Broker direct origination launched in 2018 18 Overview of PennyMac Financial’s Businesses

PFSI's Mortgage Banking Franchise Has Substantial Long-Term Value

Large volumes of production create "flywheel" to grow servicing portfolio

Loan Production

2nd largest in the U.S.[1]
($228 billion in UPB in the last 12 months)

- Substantially all Fannie Mae, Freddie Mac and Ginnie Mae-eligible loans
- Diversified business through correspondent, consumer direct and broker direct channels
  - Correspondent and broker direct channels in particular allow PFSI to access purchase-money volume
- Lacks the fixed overhead of the traditional, retail origination model

Loan Servicing

6th largest in the U.S.[2]
($449 billion in UPB)[3]

- Recurring fee income business captured over the life of the loan
- In the event of higher interest rates, expected life of the loan would increase resulting in a more valuable MSR asset
- These dynamics create a natural hedge to production income

Drives leads for new consumer direct originations

In both businesses, scale and efficiency are critical for success

- ✓ Industry-leading operating platform with approximately 6,500 PennyMac'ers across the U.S.
- ✓ 2 million valuable, ongoing consumer relationships in the servicing business
- ✓ Proprietary technology assets, including systems with capabilities well beyond leading industry vendors
- ✓ Unparalleled capabilities to analyze and price large volumes of loans with real-time market updates

PennyMac® Financial Services, Inc.

(1) Inside Mortgage Finance for the twelve months ended March 31, 2021
(2) Inside Mortgage Finance as of December 31, 2020
(3) As of March 31, 2021

19

20 Technology Initiatives In Place for Growth in Direct Lending ▪ Enhance lead generation capabilities and use of data analytics ▪ Increase use of digital marketing to drive non - portfolio originations ▪ Improve ability for borrowers to self - service ▪ Improves experience for the consumer and broker ▪ Improves productivity in sales and operations ▪ Enables higher volumes and reduced cost to originate ▪ Further reduce loan cycle duration via portal and workflow enhancements ▪ Extend best - in - class tools and solutions to brokers ▪ Enhance brokers’ ability to self - service ▪ Further automate and improve the production and distribution of loan documents ▪ Increase use of online closings and expansion of fulfillment automation ▪ Improve access to data in real time and on demand Fulfillment Enhancements Drive Efficiencies Across All Production Platforms Consumer Direct Broker Direct

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2021
- 2 million servicing customers

2020
- Issued $650 million of Senior Unsecured Notes

2019
- Launched proprietary, cloud-based Servicing Systems Environment (SSE)

2018
- Launched broker-direct lending channel
- PFSI completes corporate reorganization

2017
- Issued MSR-backed term notes

2016
- Substantial growth in consumer direct capacity

2015
- Stockholders' equity surpasses $1 billion

2014
- Continued organic growth
- Servicing UPB reaches $100 billion

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- PMT formed in an initial public offering raising $320 million
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched; de novo build of legacy-free mortgage servicer
- Raised $500 million of capital in private opportunity funds

Period End:	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021[1]
Headcount:	72	128	230	435	1,008	1,373	1,816	2,523	3,099	3,248	3,460	4,215	6,632	7,075

[1] As of March 31, 2021, excludes outsourced full-time equivalents

PennyMac Financial Services, Inc.

21

22 MSR Asset Valuation Pool UPB $244,368 Coupon 3.5% Servicing fee/spread 0.34% Prepayment speed assumption (CPR) 9.8% Fair value $3,268.9 As a multiple of servicing fee 3.89 March 31, 2021 Unaudited ($ in millions) MSR

23 Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non - QM loans Acquisitions and Originations by Product First Lien Acquisitions/Originations Second Lien Originations Consumer Direct Fundings HELOC 2$ 1$ 0$ 0$ 0$ Unaudited ($ in millions) Correspondent Acquisitions Conventional Conforming 16,153$ 18,900$ 27,351$ 37,986$ 33,762$ Government 13,616 10,991 16,977 18,923 17,440 Total 29,768$ 29,890$ 44,328$ 56,908$ 51,202$ Consumer Direct Originations Conventional Conforming 1,670$ 2,475$ 3,091$ 3,659$ 4,634$ Government 2,354 2,647 3,240 4,356 6,023 Total 4,024$ 5,122$ 6,331$ 8,015$ 10,657$ Broker Direct Originations Conventional Conforming 1,163$ 2,136$ 2,657$ 3,527$ 3,959$ Government 403 481 845 956 1,158 Total 1,566$ 2,617$ 3,502$ 4,484$ 5,117$ Total acquisitions/originations 35,358$ 37,630$ 54,161$ 69,407$ 66,976$ UPB of loans fulfilled for PMT 16,153$ 18,900$ 27,351$ 37,986$ 33,762$ 2Q20 1Q20 4Q20 3Q20 1Q21

24 Interest Rate Locks by Product First Lien Locks Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non - QM loans Unaudited ($ in millions) Correspondent Locks Conventional Conforming 19,109$ 24,804$ 34,363$ 39,451$ 33,998$ Government 14,871 12,920 20,167 19,728 17,064 Total 33,980$ 37,725$ 54,531$ 59,179$ 51,062$ Consumer Direct Locks Conventional Conforming 3,603$ 4,666$ 5,699$ 5,711$ 6,337$ Government 3,548 4,281 5,207 7,126 7,047 Jumbo 8 - - - - Total 7,159$ 8,947$ 10,906$ 12,837$ 13,384$ Broker Direct Locks Conventional Conforming 2,163$ 3,229$ 4,236$ 4,375$ 4,634$ Government 610 868 1,256 1,341 1,036 Total 2,773$ 4,097$ 5,492$ 5,716$ 5,671$ Total locks 43,912$ 50,769$ 70,928$ 77,731$ 70,117$ 2Q20 1Q20 4Q20 3Q20 1Q21

25 Credit Characteristics by Acquisition / Origination Period Correspondent Consumer Direct Broker Direct 1Q20 2Q20 3Q20 4Q20 1Q21 1Q20 2Q20 3Q20 4Q20 1Q21 Government-insured 700 719 715 714 707 Government-insured 42 37 37 36 37 Conventional 763 769 772 768 761 Conventional 34 32 32 33 34 Weighted Average DTIWeighted Average FICO 1Q20 2Q20 3Q20 4Q20 1Q21 1Q20 2Q20 3Q20 4Q20 1Q21 Government-insured 710 719 719 720 719 Government-insured 42 41 40 39 39 Conventional 748 752 756 759 757 Conventional 35 33 32 32 32 Weighted Average DTIWeighted Average FICO 1Q20 2Q20 3Q20 4Q20 1Q21 1Q20 2Q20 3Q20 4Q20 1Q21 Government-insured 712 738 756 753 743 Government-insured 43 42 45 43 43 Conventional 761 767 770 768 767 Conventional 34 32 32 32 33 Weighted Average DTIWeighted Average FICO